Exhibit 99.2

DESCRIPTION OF DUE DILIGENCE PERFORMED

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Residential Credit Opportunities II, LLC (“Client”) from November 2016 to October 2018 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

All 1,180 loans were reviewed by AMC. AMC’s reviews may or may not represent 100% of the loans within the securitization population.

(3) Determination of the sample size and computation.

S&P Global Ratings (“S&P”), who is the only NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class; however, diligence was performed on 100% of the securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC collected data fields during the course of the review and compared it to the tape provided by the Client. The data reconciliation, where such information was available, involved 29 potential fields as listed below:

# of Units	Interest Rate Life Cap	Occupancy	Refi Purpose
Amortization Type	Interest Rate Life Floor	Original Interest Rate	Representative FICO
Borrower Full Name	Interest Rate Life Max	Original Loan Amount	State
Borrower Last Name	Interest Rate Periodic Cap	Original LTV	Street
City	LTV Valuation Value	Original P&I	Zip
Debt Service Coverage Ratio	Margin	Original Term
First Payment Date	Maturity Date	Property Type
Index Type	Note Date	Purpose

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that were provided to AMC and/or as directed by Client. The credit review focuses on the borrower’s experience in property rehabilitation, credit profile and adherence to guidelines. The borrower’s assets were analyzed to determine whether there were sufficient funds for necessary repairs and the required equity in the project. Conformity to applicable guidelines was also assessed during the review.

Credit Application: AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section or attachments, and (iv) contained information concerning the borrowers’ property management / landlord experience.

Credit Report: AMC verified that a credit report was present for each applicable borrower and gathered data from such credit report including (i) representative FICO, (ii) credit scores from Equifax, Experian, and Transunion (if available), and (iii) the number and length of trade lines. In addition, AMC verified that any public records listed were disclosed on the application and adequately explained and in compliance with guidelines. Credit reports were not provided for Foreign Nationals.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines was present in the mortgage loan file. While AMC did not calculate a borrower DTI, AMC did calculate a “Property DTI” per guidelines.

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Documentation was also reviewed in order to verify employment and income. This documentation included (i) monthly rental income information, (ii) property vacancy status, and (iii) the presence of Articles of Incorporation. In addition, a reserve calculation was performed in accordance with the guidelines.

Asset Review: AMC assessed whether the asset documentation required by the guidelines was present in the mortgage loan file. AMC verified that assets presented by the Borrower(s) supported the proposed renovations. Such assets included (i) depository account statements, (ii) stock or security account statements, (iii) settlement statement(s) or other evidence of conveyance and transfer of funds (if a sale of assets was involved), and (iv) operating accounts from other properties.

Insurance: AMC reviewed insurance information in the file to verify (i) the presence of Rent Loss insurance equal to six (6) months, (ii) that hazard insurance meet the minimum required amount of coverage in the guidelines, and (iii) that flood insurance certification was for the correct borrower, property, lender and loan number and was a “Life of Loan” certification. For properties in a flood zone per the flood certification, AMC confirmed that flood insurance met guidelines requirements (including coverage amount).

Title: AMC verified whether the appropriate vestee was on the title document (if a purchase, the seller; if a refinance, the borrower) and reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions; access problems; the vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. AMC’s review looked for instances of delinquent taxes (non-liens) and the presence of oil, gas, water, or mineral rights.

(6) Value of collateral securing the assets: review and methodology.

AMC reviewed the appraisal included in the loan file for the following information: (i) property type, (ii) age of appraisal, (iii) verification of the property address, (iv) completeness and appropriateness of the appraisal form, (v) the analysis of demand, supply, and marketing time as contained in the appraisal, (vi) property values, (vii) appraiser comments regarding lot size, zoning, and well and septic conditions as well as legal use restrictions, (viii) a comparable sales analysis including age, distance, and adjustments, (ix) property age, (x) predominate market value, and (xi) a quality and condition ratings. In addition, AMC sought to verify the licensing of the appraiser, if possible.

AMC did not perform a secondary valuation review; however, AMC has been informed that such a review was performed.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

In addition to the procedures above, AMC conducted the following supplemental reviews:

Document Review

For each mortgage loan, AMC reviewed the loan file to verify whether the following documents, if applicable, were included in the file and if the data on these documents was consistent and logical.

Initial Application	Personal Guarantee	Mortgage/Deed of Trust
Credit Report	Appraisal	Note
Asset Documentation	Title / Preliminary Title	Certificate of Business Purpose / Non-Owner Occupancy
Sales Contract	Final HUD-1	Article of incorporation, if applicable
Hazard and/or flood insurance policies	Fraud/OFAC reports	Landlord Experience
Operating Agreement	Lease(s) and evidence of payment

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Compliance / Owner Occupancy Review

AMC reviewed the information contained in the mortgage file in order to: (i) verify the presence, signature presence, and correct address of a business purpose certificate and non-owner occupancy declaration, (iii) verify that the application and other supporting documentation (income/asset documentation, hazard insurance, license/passport/Visa, credit report, certificate of non-owner occupancy declaration) lists a borrower’s address different from the property address, (iii) verify that the appraisal states the property is tenant occupied or vacant, (iv) verify that the same person signed the application and non-owner occupancy declaration, (v) verify the presence of insurance (hazard coverage plus liability coverage; landlord/rent loss insurance) on the subject property, (vi) verify that the property appraisal contains a current rent / rental analysis, (vii) for a refinance and if in the guidelines, verify that there is a lease on the subject property, (viii) verify the presence of rental assignment language in the borrower contract, (ix) provide an indication whether the borrower is a renter or homeowner (if renter, reasonableness review of whether borrower is occupying the property based upon factors above and proximity), and (x) if part of the guidelines, confirm real estate landlord experience is present for the borrower (if not part of the guidelines, reasonableness review of whether borrower is occupying the property based on factors above and other indications as reasonably appropriate).

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SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

AMC reviewed 1,180 mortgage loans in the securitization population. Of these loans, fifty (50) mortgage loans had an exception related to credit items and/or guideline adherence.

CREDIT REVIEW RESULTS SUMMARY

AMC conducted a credit review on all 1,180 loans in the securitization population. Fifty (50) mortgage loans were found to have a total of sixty-eight (68) guideline exceptions; however, these exceptions were waived by the Client. The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade.

Loan Grade	# Loans	% of Loans
A	1130	95.76%
B	50	4.24%
C	0	0.00%
D	0	0.00%

Exception Type	Exception Level Grade	Exception Category	Total
Credit	B	Credit	49
		Guideline	10
		Borrower and Mortgage Eligibility	4
		Fix and Flip/Rental	2
		Insurance	1
		Property - Appraisal	1
		Missing Document	1
		Total Credit Grade (B) Exceptions:	68
Total Credit Exceptions:			68

NON-OWNER OCCUPIED RESULTS SUMMARY

AMC reviewed all 1,180 mortgage loans for non-owner occupancy through the procedures above. None of the loans have an open exception concerning non-owner occupancy.

VALUATION RESULTS SUMMARY

AMC was not provided and did not review of a secondary valuation.

DATA INTEGRITY REVIEW RESULTS SUMMARY

A tape integrity review was conducted by AMC utilizing data that was captured by AMC during the Guideline Review and comparing such information to the securitization tape. In total, 30 mortgage loans exhibited at least one (1) variance across twenty-nine (29) unique data fields.

Label	Delta(s)	% of Loans
Borrower Last Name	22	1.86%
Debt Service Coverage Ratio	1	0.08%
Property Type	4	0.34%
Borrower Full Name	2	0.17%
# of Units	1	0.08%
Total	30	2.54%

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ADDITIONAL LOAN POPULATION SUMMARY*

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	8	0.68%	$1,840,150.00	0.92%
Cash Out: Home Improvement/Renovation	35	2.97%	$4,620,450.00	2.30%
Cash Out: Other/Multi-purpose/Unknown Purpose	806	68.31%	$134,276,593.00	66.97%
First Time Home Purchase	24	2.03%	$3,537,698.00	1.76%
Other-than-first-time Home Purchase	154	13.05%	$28,604,232.00	14.27%
Rate/Term Refinance - Borrower Initiated	153	12.97%	27,635,611.00	13.78%
Total	1,180	100.00%	$200,514,734.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	583	49.41%	$85,675,105.00	42.73%
Condo, Low Rise	28	2.37%	$4,673,657.00	2.33%
Condo, High Rise	4	0.34%	$1,004,550.00	0.50%
PUD	51	4.32%	$10,602,778.00	5.29%
Townhouse	5	0.42%	$486,700.00	0.24%
1 Family Attached	93	7.88%	$11,173,641.00	5.57%
2 Family	230	19.49%	$39,455,125.00	19.68%
3 Family	89	7.54%	$18,299,581.00	9.13%
4 Family	48	4.07%	$10,218,900.00	5.10%
Other	10	0.85%	$1,716,388.00	0.86%
Unavailable	39	3.31%	$17,208,309.00	8.58%
Total	1,180	100.00%	$200,514,734.00	100.00%

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	405	34.32%	$60,168,972.00	30.01%
Adjustable	775	65.68%	$140,345,762.00	69.99%
Total	1,180	100.00%	$200,514,734.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,180	100.00%	$200,514,734.00	100.00%
Total	1,180	100.00%	$200,514,734.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	1,180	100.00%	$200,514,734.00	100.00%
Total	1,180	100.00%	$200,514,734.00	100.00%

*Percentages may not sum to 100% due to rounding.

**Please note that unknown / other property type is typically due to cross-collateralized loans where multiple property types may be collateralized by the same loan.

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